Exhibit 99.1

Contact: Home Federal Bancorp, Inc. Len E. Williams, President & CEO Eric S. Nadeau, EVP, Treasurer & CFO 208-466-4634 www.myhomefed.com/ir

HOME FEDERAL BANCORP, INC. ANNOUNCES EXTENSION OF
STOCK REPURCHASE PROGRAM

Nampa, ID (June 13, 2012) – Home Federal Bancorp, Inc. (the “Company”) (Nasdaq GSM: HOME) announced that its Board of Directors has approved an extension of its stock repurchase plan, authorizing the repurchase of up to 764,000 shares, or approximately 5% of the Company’s outstanding shares of common stock as of June 12, 2012. Approximately 82,000 shares were remaining in the Company’s previously announced repurchase program, which are being included in this program extension.

The stock repurchase program will continue until the authorized number of shares have been purchased or May 31, 2013, whichever is earlier. The Company intends to purchase its shares in accordance with Rule 10b-18 of the Securities Exchange Act of 1934. The Company will not repurchase any shares from directors, officers or other persons known to be affiliates of the Company.

About the Company

Home Federal Bancorp, Inc., is headquartered in Nampa, Idaho, and is the parent company of Home Federal Bank, a community bank originally organized in 1920. The Company serves southwestern Idaho and Central and Western Oregon through 28 full-service banking offices and two commercial loan production offices. The Company’s common stock is traded on the NASDAQ Global Select Market under the symbol “HOME” and is included in the Russell 2000 Index. For more information, visit the Company’s web site at www.myhomefed.com/ir.

Forward-Looking Statements:

Statements in this news release regarding future events, performance or results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and are made pursuant to the safe harbors of the PSLRA. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, the Company’s ability to achieve projected cost savings, and statements regarding the Company’s mission and vision. These forward-looking statements speak only as of the date they are made and are based upon management’s current expectations and projections and therefore, involve risks and uncertainties. Such projections are based upon many estimates and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company. The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct. Actual results could be materially different from those expressed or implied by the forward-looking statements and you should not rely on such statements. Factors that could cause results to differ include but are not limited to: general economic and banking business conditions, competitive conditions between banks and non-bank financial service providers, interest rate fluctuations, the credit risk of lending activities, including changes in the level and trend of loan delinquencies and write-offs; results of examinations by our banking regulators, regulatory and accounting changes, risks related to construction and development lending, commercial and small business banking, our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames, and other risks. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.’s recent filings with the Securities and Exchange Commission, including but not limited to its Annual

Home Federal Bancorp, Inc.
June 13, 2012

Report on Form 10-K for the year ended September 30, 2011, Quarterly Reports on Forms 10-Q or 10-QT and Current Reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and the Company’s management does not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.